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                            AEC ONE STOP GROUP, INC.
                    THE ALL-MUSIC GUIDE DATABASE LICENSE AND
                 CONSUMER DIRECT FULFILLMENT SERVICES AGREEMENT


1. SERVICES: AEC One Stop Group, Inc., hereafter referred to as ("AEC"), itself and through its affiliated entities, will supply you, as an Interactive Retailer (as an on-line store or otherwise similarly), hereafter referred to as ("COMPANY"), with use of its All-Music Guide(s) in electronic form (the "Audio Database"), will supply you with updating and general service with regard thereto, and will perform as the wholesale provider (i.e., fulfillment) of the musical recordings, video and related products which you sell via your Interactive Retailing. Particulars of such services and performance standards shall be as contained in General Terms & Conditions Agreement attached.

2. EXCLUSIVITY: In using AEC's Databases, and except as otherwise provided herein, you agree to use such Database exclusively in connection with your Interactive Retailing (i.e., not to use competitive services) AEC's audio fulfillment services as a provider of first resort regarding your Interactive Retail sales of audio product, and to use AEC's video fulfillment services as a provider of first resort as to your video product (also, as detailed further in attached General Terms & Conditions).

         As used herein, "provider of first resort" means that AEC shall be your sole supplier of product in the AEC Availability File (as defined in the General Terms and Conditions attached hereto) if such product is Commercially Available (also defined in the General Terms and Conditions).

         Notwithstanding the foregoing, with respect to the third party databases used and/or licensed by COMPANY or databases created by COMPANY ("Other Databases"), COMPANY agrees as follows:

                  a. COMPANY may use such Other Databases, provided COMPANY shall in no way co-mingle the AEC Databases with the Other Databases or in any manner use any AEC Database elements in the Other Databases; and
                  b. COMPANY shall in all respects identify and brand the AEC Database elements in strict compliance with the requirements of this agreement.

3. TERM: Three years from date hereof, unless extended or earlier terminated by consent of the parties or pursuant to the General Terms & Conditions attached hereto, e.g., if AEC fails to meet adequate Performance Standards (as defined therein) or your sales levels for any three month period (after a start-up period) average less than *** a month.

4.       FEES:
         (i) FULFILLMENT SALES - NO SPECIAL FEE: Sales shall be fulfilled at AEC's standard one-stop prices to the trade, as they exist generally from time to time. Initial

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                  pricings are as provided in the General Terms & Conditions attached hereto (see particularly Ex. I thereto) and subsequent prices shall be generally noticed to the trade and you by AEC.

         (ii) DATABASE USE: License fees are based on you r aggregate site fulfillment sales, referred to in Paragraph 4(i) above and are as follows:
                  - *** of net monthly sales; against a monthly guaranteed
                    minimum amount of ***.

5. GENERAL TERMS AND CONDITIONS: Shipping and return policies and procedures, credit card processing procedures, electronic interfacing protocols, representations and warranties, choice of law provisions, etc., are all as contained in the General Terms & Conditions attached, and such terms and conditions are as integral part of this Agreement.

6. AEC authorizes use of the AEC DATABASES(S) to be used with the following Internet-related applications.

         (i)      www.tunes.com

                  (ii) Third-party branded versions of www.tunes.com, known as SmartStores. Tunes shall obtain AEC's prior written approval of the terms on which the AEC DATABASE(S) and fulfillment services will be used on each such SmartStore prior to its launch. Such terms shall include without limitation (i) that each such SmartStore shall brand the AEC DATABASE(S) information as provided herein (ii) the confidentiality requirements contained herein and Tunes agrees to insure that an AEC proprietary information (e.g., AEC Database, fulfillment technologies) will not be loaded or stored on any other entities equipment outside of the tuens.com site.

         (iii) Microsoft '98 Deluxe CD Player Application. Company agrees to provide "All-Music Guide Review menu item within the Internet Button on the MS Deluxe CD Player when an All-Music Guide review is available on www.tunes.com for a CD being used with the MS Deluxe CD Player. This menu item will link directly to an All-Music Guide album review on www.tunes.com and will allow the consumer to purchase a CD or similar item available in the tunes.com store.

         (iv) Other third-party CD Players Applications. Company agrees to provide "All Music Guide Review" link to third-party CD Player when an All-Music Guide review is available on www.tunes.com for a CD being used with the third-party CD Player. This menu item will link directly to an All-Music Guide album review on www.tunes.com and will allow the consumer to purchase a CD or similar item available in the tunes.com store. Tunes agrees to get written permission from AEC prior to launching SmartStores using All-Music Guide and AEC's fulfillment mechanisms.

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UPON YOUR SIGNATURE BELOW, AND RETURN OF THE COUNTERSIGNED AGREEMENT(S) TO AEC,
WE LOOK FORWARD TO COMMENCING OUR SERVICES, AND WORKING WITH YOU.


Agreed:

Company Name: JAMtv CORPORATION                     AEC ONE STOP GROUP, INC.

        Name:                                 Name:
              --------------------------            ---------------------------

   Signature:                            Signature:
              --------------------------            ---------------------------
       Title:                                Title:
              --------------------------            ---------------------------
        Date:                                 Date:
              --------------------------            ---------------------------





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                           GENERAL TERMS & CONDITIONS
                  FOR THE ALL-MUSIC GUIDE DATABASE LICENSE AND
                 CONSUMER DIRECT FULFILLMENT SERVICES AGREEMENT



1.       BACKGROUND

         1.1 COMPANY (as identified in the cover sheet hereto) is engaged in the business of providing branded and private labeled interactive music content and selling prerecorded audio and/or video products in all formats and related products, by offering to individual consumers ("Customers") an interactive retail purchasing service on an Internet web site or via any other substantially equivalent electronic mechanism or mechanisms (i.e. an "On-Line Store");

         1.2 COMPANY desires that AEC provide the database and fulfillment services required to fulfill orders received from Customers.

         1.3 An affiliate of AEC compiles (a) general interest music guides containing, among other things, lists of artists, albums, ratings, review and other information, and (b) general interest movie guides containing among other things, lists of film starts, motion pictures, ratings, review and other information, which are published under the trade name "All-Music Guide" and the "All-Moving Guide", using the "AMG" and "MATRIX" logos and marks, and such guides as published in electronic form are licensed to AEC. In addition, AEC compiles a database which provides information regarding the availability and pricing of record and video products (the "AEC Availability File"). The AEC Availability File, and All-Music Guide, as published in electronic form, shall be referred to collectively herein as either the "DATABASES";

         1.4 AEC is in the business of wholesaling and fulfilling orders for audio and video products.


2.       AEC Services; Database and Fulfillment.

         2.1      Database Services.

                  2.1.1 GENERAL LICENSE. AEC hereby grants to COMPANY a non-exclusive license, without the right of sublicense, to use each of the latest versions and releases of the DATABASES, along with the DATABASE programs and data contained therein, including all future revisions, enhancements and updates of the DATABASES in accordance with the terms of this Agreement, and COMPANY agrees to use the licensed DATABASES solely for the purposes of marketing and selling Commercially Available products (as defined below) secured from AEC (via the fulfillment services provided for herein) and sold via COMPANY's On-Line Store (as identified in the cover sheet hereto).

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                  2.1.2    SPECIFIC SERVICES:

                           2.1.2.1   AEC shall provide COMPANY with the
DATABASES, and with updates of the DATABASES not less frequently than monthly so as to make the information contained in the DATABASES current and complete to the same extent as the versions of the DATABASES which are current at the time the Agreement is executed, which versions have been reviewed by COMPANY, except that the respect to the AEC Availability File, AEC shall be updated daily or weekly, as mutually agreed by AEC and COMPANY. AEC shall deliver to COMPANY pursuant to this Agreement, one(1) copy of the current DATABASES no later than fourteen (14) days (unless otherwise agreed upon by both parties) after the execution of the Agreement, and thereafter AEC shall deliver to COMPANY one (1) updated copy of updates of the DATABASES no later than the fifth day of each month (unless otherwise agreed upon by both parties) in a format to be mutually agrees upon. Delivery shall be by FTP pick-up, at a designated site for COMPANY's site, unless otherwise agreed by the parties. Any expenses for any other method of delivery shall be borne by COMPANY.

                         2.1.2.2   AEC shall update, edit, compile or create
new data files for the DATABASES, including the linking of the DATABASES to third party audio and video databases that contain UPC bar codes if approved by AEC; but in such case COMPANY must deliver to AEC the complete databases of such third parties and such databases must contain accurate UPC bar codes for all formats (videocassette, laser discs, etc.). If COMPANY requires additional linking beyond the UPC bar code, at the option of COMPANY this can be arranged for fee to be agreed upon by COMPANY and AEC.

                         2.1.2.3   AEC shall provide appropriate maintenance
and support for the DATABASES to COMPANY personnel.

                         2.1.2.4   AEC shall have access to COMPANY's
databases as necessary to perform the AEC linking services. AEC shall have reasonable access to staff and support personnel in order to assist in making the DATABASES functional with services. In the event that COMPANY fails to comply with its obligations under this Section 2.1.2.4 after fifteen (15) days prior to written notice from AEC to COMPANY, to the extent that AEC is made incapable of performing by such noncompliance, AEC's obligation to perform shall be suspended for the duration of such noncompliance; however, this Agreement shall in such event remain in full force and effect in all other respects.

                  2.1.3    TITLE, DELIVERY AND COPIES.

                         2.1.3.1   COMPANY acknowledges and agrees that the
DATABASES and all revisions, modifications and enhancements thereof provided by AEC to COMPANY under this Agreement are the exclusive and proprietary information of AEC. Title and full ownership rights thereto, including but not limited to copyright, trade secret, trademark, trade name and other intellectual and proprietary rights, are reserved to, and shall remain with and be the valuable property of AEC. COMPANY acknowledges the valuable, proprietary nature of the DATABASES, including all revisions, modifications and enhancements thereof, and agrees that irreparable injury will result from any use, disclosure, reproduction or distribution of the

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DATABASES that is not authorized by this Agreement and agrees not to contest in any way whatsoever the proprietary status of the DATABASES or AEC's subsisting copyrights therein. COMPANY will not remove any proprietary or confidential legends or markings which AEC has placed upon or within the DATABASES.

                         2.1.3.2   COMPANY acknowledges that AEC may, at any
time or times during the term of this Agreement, substitute a new version of the DATABASES for the version of the DATABASES originally provided hereunder; in which case the license granted COMPANY shall cease with respect to the replaced version of the version, and COMPANY shall purge all copies of the replaced version from COMPANY's computer system and from any other computer storage device or medium as to which COMPANY has or should have control consistent with this license.

                         2.1.3.3.  AEC acknowledges that COMPANY has
developed and will continue to develop Other Databases containing records that include but are not limited to audio files, album cover images, track titles, audio CD table of contents files (TOC files), record label companies, music genres, Web users, Web customers, user collections, orders for music, user play logs, user activity, user emails and user profiles.

         2.2      FULFILLMENT SERVICES.

         AEC shall supply to Customers the Products offered over COMPANY's On-Line Store and ordered by the Customers (unless "Commercially Unavailable" as provided below); and in connection therewith AEC shall perform the fulfillment, technical, and professional services described below.

                  2.2.1    AEC FULFILLMENT SERVICES DEFINED.

                         2.2.1.1  INTERNET FULFILLMENT SITE. AEC will
interface with COMPANY's Internet fulfillment site (or equivalent) in one of the following methods, as mutually agreed:

                         (i) Standard EDI file transmission to and from COMPANY
and AEC. Orders will be sent to AEC at mutually agreed pre-determined intervals. Orders may be transmitted via the Internet (FTP), X. 12, an AEC bulletin board or another mutually agreed method.

                         (ii) Advanced on-line connectivity in order to query or
commit for Customers in real fulfillment. AEC will provide and API Library and/or code to implement the connection between Unix to Unix or NT to Unix systems. Custom programming on COMPANY's web site to interface with AEC is the responsibility of COMPANY.

                         2.2.1.2  PROCESSING ORDERS; SHIPPING PRODUCT. AEC
shall, upon AEC's receipt of a Verified Order (as hereinafter defined), (i) process such order and (ii) arrange to have the Ordered Product (as hereinafter defined) shipped to the Customer. All orders will be quality controlled through advanced sorting and UPC verification methods. AEC will have no

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obligation to accept orders for or to ship any time of Product which is
Commercially Unavailable (as hereinafter defined).

"Commercially Unavailable": A particular item is Commercially Unavailable if, at the time the order for such item is received by AEC or during the process of such order being fulfilled, such item is not in the inventory of AEC (at AEC's sole commercial discretion) and 9a) is no longer manufactured; (b) is not reasonably available to AEC from the company that releases such product; or (c) has been deleted from the catalog of the company that releases such items. To the extent such a product is Commercially Unavailable and COMPANY can assist in AEC achieving availability, and AEC requests such assistant, COMPANY shall use its good faith efforts to so assist. Notwithstanding the foregoing, it is agreed that in the case of video products, COMPANY must first place order(s) for fulfillment with AEC, but, if after discussion and/or communication either verbally or electronically between AEC and COMPANY on any video order, it appears AEC will have difficulty fulfilling any such order on a timely basis, COMPANY, upon notifying AEC accordingly, may price that particular order with an alternative supplier/fulfillment house.

"Commercially Available": A particular item is Commercially Available if it is in the AEC Availability File and it is not Commercially Unavailable.

"Ordered Product" shall mean the units of product ordered by a Customer with a Verified Order.

"Verified Order" means an order that provides all of the information specified in AEC technical documents and which has been authorized by AEC's or Company's credit car contractor to be debited from the consumer's account. Technical requirements include, but are not limited to, valid account, address, credit card information and product related information. The AEC credit car or Company credit card verification validates the consumer's payment capability.

                         2.2.1.3  STICKERING OR OTHER SPECIAL HANDLING. There
will be no additional charge for stickering or any other COMPANY identification label as long as there is no more than one label per unit and it is compatible with AEC's material and handling technology. In addition, AEC, at no charge, will insert promotional materials on behalf of COMPANY with each shipment subject to the understanding that all AEC costs reasonably associated with the inserts shall be borne by COMPANY, and that each insert has a valid UPC code or similar number. Finally, all special handling considerations shall be reviewed during formal operations meetings and it is understood that AEC and COMPANY shall negotiate, in good faith, as to the cost, if any, which will be charged for such special handling.

                         2.2.1.4  ACCOUNT REPRESENTATIVES. AEC will make
available account representatives who will be responsible for using reasonable efforts to meet all customer service, product sales, and technological needs.

                         2.2.1.5  TWO-WAY INTERACTION. AEC will communicate
interactively (batch or on-line) with COMPANY in an agreed method to provide electronic updates on orders shipped, including shipping methods, tracking numbers, fill, invoice totals, and all pertinent data reasonably requested by COMPANY.

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                         2.2.1.6  RETAILER PACKAGING IDENTIFICATION. AEC
shall be an invisible fulfillment arm. AEC will produce custom invoices, shipping labels and packaging consistent with AEC technologies and capabilities that will accompany an order to identify the product/order as from COMPANY.

                         2.2.1.7  CREDIT CARD PROCESSING. AEC, at COMPANY's
option, for all consumer direct fulfillment delivery, will perform all credit card processing at *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***above fees charged by the applicable credit card merchant clearing agreement. COMPANY shall be remitted a monthly statement no later than 30 days after the end of the month detailing amounts paid by the Customer and fulfillment prices and costs charged to COMPANY during the prior month. COMPANY shall be remitted *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION *** along with the statement for the period covered by the statement.

         COMPANY acknowledges that the fees charged to AEC under its credit card merchant clearing agreement currently represent *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***. COMPANY agrees that the amount of such fees constitutes Confidential Information of AEC under this Agreement, subject to the provision of Section 4 hereof.

If COMPANY is to handle transactions under its own merchant vendor and is granted credit by AEC, payment will be due from company in accordance with AEC's credit terms (see also Section 3.5.1 below).

                  2.2.2    Performance Standards for AEC.

                         2.2.2.1  FILL STANDARDS - AEC represents that each
fill percentage over any mutually agreed upon measurement period shall be *** on commercially available product if ordered via AEC's on-line real time communication and commitment system and *** if ordered via batch communication (excluding, however, cut-outs, commercially unavailable product, imports and selected product not available from vendors).

                         2.2.2.2  SHIPPING STANDARDS - *** of all product
orders (unless "Commercially Unavailable" as provided above) shall be shipped from an AEC facility within cut-off times to be reasonably mutually determined from time to time consistent with Section 2.2.3. below.

                  2.2.3    Shipping & Return Procedures.

                         2.2.3.1.  SHIPPING. Daily cut-off times should be
reasonably mutually determined from time to time, but, currently, same day service can be offered until 3:00 PM EST. Current methods of shipment include: United States Postal Service and United Parcel Service. AEC shall offer to COMPANY the full range of shipping options to Customers of

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COMPANY at *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION
*** above fees normally charged by the shipping carriers.

         COMPANY acknowledges that the shipping rates charged to AEC by its shipping carrier represent *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION *** COMPANY agrees that such shipping rates constitute Confidential Information of AEC under this Agreement, subject to the provisions of Section 4 hereof.

                         2.2.3.2 RETURNS. COMPANY shall assume and pay for
all shipping and other costs incurred in the return, refused and undeliverable, or exchange of Ordered Product. Notwithstanding the foregoing, AEC shall be responsible for all Ordered Product either incorrectly shipped to a Customer or damaged while in transit to the Customer, but only if such Ordered Product was shipped via an insured and traceable carrier. In such cases, AEC shall assume and pay for all shipping and other costs incurred in the return or exchange of Ordered Product and will ensure that COMPANY incurs no product cost for the involved transaction.

                  2.2.4  Prices, Costs, Fees.

                         2.2.4.1 FULFILLMENT PRICES. AEC shall initially
price Products at the standard one-stop published prices (the "Fulfillment Prices"), which may be increased or decreased from time to time (e.g., when the manufacturers of Product change their list prices to AEC). The Fulfillment Prices as of the date of this Agreement are set forth in EXHIBIT I hereto. The lower of the two prices reflected on such Exhibit I for Product sold hereunder is the amount to be retained by or paid to AEC hereunder for such sales.

                         2.2.4.2 SHIPPING COSTS; CREDIT CARD PROCESSING. In
addition to the Fulfillment Prices, COMPANY shall pay the costs of credit card processing, packaging materials and shipping costs required to ship the Products to the Customer.

3.       COMPANY RESPONSIBILITIES.

         COMPANY shall cooperate with AEC as required by this Agreement and shall perform the responsibilities described in this Agreement, including particularly, but without limitation, those more specifically described below:

         3.1 TECHNICAL COOPERATION. COMPANY shall cooperate with AEC to develop the technical linkages between COMPANY's Internet fulfillment site, the DATABASES. If COMPANY requires the technical assistance and resources of AEC's information technology experts beyond a "reasonable amount" (as reasonably determined by AEC), then all such excess house shall be charged at the then current rates of AEC's affiliated information technology consulting services group. Such rates at January 1, 1998 were $110 per hour.

         3.2 FEEDBACK WITH CUSTOMERS.

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                  3.2.1 COMPANY shall respond promptly and professionally to
Customers' question regarding the procedure for ordering Products and any other questions regarding their orders. In communication with AEC in connection with Customer's inquiries, COMPANY shall use e-mail or other on-line connectivity to AEC whenever reasonably possible.

                  3.2.2 COMPANY will provide a feedback area on the Service where users can notify COMPANY of corrections, additions, errors, and other comments about the Databases and to forward those comment sot the All-Music Guide Staff.

         3.3 FAULTY INFORMATION. COMPANY shall reimburse AEC for all shipping and other costs incurred with respect to the processing of an order if COMPANY caused information, other than the correct order information (as provided by a customer), to be provided to AEC.

         3.4 MINIMUM SALES. COMPANY guarantees that Customers shall purchase a minimum of *** in net purchases per month during the Term beginning with the first calendar month commencing after the ninetieth day (i.e., start-up period) of the Term. The failure of Customers in any month, beginning with such first month, to make such monthly minimum purchase may be deemed (at AEC's option) a material failure by COMPANY to perform its obligations thereunder.

         3.5 PAYMENT, REPORTS AND AUDITS.

                  3.5.1 COMPANY shall provide AEC, within thirty (30) days after each calendar month, a summary sales report detailing COMPANY's Net Sales of products pursuant hereto during each calendar month, which report shall be a basis, inter alia, for the calculation of COMPANY's average monthly sales (and the Database fees based thereon).

                  3.5.2 AEC , shall have the right to inspect the book and records of COMPANY wherever the same may be, insofar as said books and records pertain to the royalties payable to AEC hereunder. Such examination shall take place during normal business hours, at COMPANY's place of business, upon reasonable notice to COMPANY, at AEC's sole cost and expense, and not more than once per calendar year. Any such inspection must be undertaken within two years after the end of the calendar yea being inspected.

4.       CONFIDENTIALITY AND PROPRIETARY RIGHTS.

         4.1 During and following the term hereof, each party to this Agreement expressly undertakes to retain in confidence, and to require and cause its subsidiaries and affiliates and its and their respective employees, contractors and agents to retain in confidence, all information and know-how transmitted to such party (the Receiving Party) (i) which the disclosing party hereunder (the Disclosing party) has identified in writing as being proprietary and/or confidential or (ii) which the Receiving party reasonably should know, based upon the nature of the information being disclosed, ought to be treated as confidential (collectively "Confidential Information"). The Receiving Party will make no use of such Confidential Information except as expressly authorized under this Agreement. Either party may, however, disclose Confidential

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Information if required by law, provided such Party shall give the other reasonable notice prior to such disclosure and shall comply with any applicable protective order or equivalent. Under no circumstances shall a Disclosing Party be entitled to terminate this Agreement for an alleged unauthorized use or disclosure by the Receiving party of Confidential information which was not marked as "confidential" or "proprietary" unless such disclosure was made in bad faith (in which case the Disclosing Party may terminate this Agreement to the extent permitted under Section 7 herein).

         4.2 Without limiting the generality of Section 4.1, the parties agree that the following information disclosed by one party to the other shall be deemed Confidential information: the capabilities, technical descriptions and source code relating to either party's released or unreleased software or hardware products or services; the marketing or promotion plans of any product or service of either party; either party's business policies or practices; and information received from others that either party is obligated to treat as confidential.

         4.3 Without limiting the foregoing, COMPANY agrees that the DATABASES and all information contained therein and/or provided by AEC hereunder, including but not limited to database layouts, schema, algorithms and linking and other program features, are and shall be treated as the Confidential Information. COMPANY agrees not to copy, disclose or otherwise make available the DATABASES, an nay form, to any person or any purpose other than as necessary to permit COMPANY's use of the DATABASES as authorized herein. Any copies or reproductions of the Confidential Information shall bear the "AMG" logo and any other patent, copyright, trademark or proprietary notices contained in the original or as reasonably required by AEC. COMPANY also agrees not to use such Confidential information except as authorized under this Agreement, and, in particular, without limited the foregoing, shall not use such information to develop a product that would be competitive with the DATABASES. AEC agrees that all information related to COMPANY's customers, including any derivative information, is the exclusive property of COMPANY.

         4.4 Both parties acknowledge that unauthorized disclosure or use of Confidential Information could cause irreparable harm and significant injury which may be difficult to ascertain. Accordingly,, both parties agree that the aggrieved party will have the right to seek and obtain injunctive relief from breaches of this Section 4, in addition to any other rights and remedies it may have. Both parties agree that each has and shall retain ownership rights to its own Confidential Information, and that upon expiration of termination of this Agreement each party shall return and shall not retain the Confidential Information of the other party.

         4.5 Notwithstanding anything in this Section 4 to the contrary, Confidential Information shall not be construed to mean any information which the Receiving Party can show: (i) is, or subsequently becomes, publicly available other than as a result of the Receiving Party's breach of any obligation owed to the Disclosing Party or a third party; (ii) became known to the Receiving Party prior to the Disclosing Party's disclosure of such information to the Receiving Party, (iii) became known to the Receiving Party from a source other than the Disclosing Party other than as a result of such source's breach of an obligation of confidentiality owed to the Disclosing Party, (iv) is independently developed by the Receiving Party, or (v) has been authorized for disclosure by the Disclosing Party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***

          4.6 The provisions of this Section 4 shall survive termination or expiration of this Agreement.

5.       WARRANTIES AND REPRESENTATIONS.

         5.1  BY AEC.

                  5.1.1 GENERALLY. AEC warrants and represents for the benefit of COMPANY as follows: (i) the AEC Services will be rendered in accordance with all requirements identified in this Agreement, (ii) AEC has all rights, licenses and authorizations required to enter into and perform this Agreement, and the performance by AEC of its obligations pursuant to this Agreement will not violate any United States federal, state or municipal laws, rules, regulations or ordinances or the provisions of any agreement to which AEC is a party or by which AEC is bound; and (iii) any reports to be delivered to COMPANY hereunder will be complete and accurate to the best of AEC's knowledge.

                  5.1.2 DATABASES. AEC represents and warrants that AEC (and its affiliates) is the rightful owner and/or licensor of the DATABASES, including the copyrights, trademarks, trade names or other property rights contained herein and being licensed herein by AEC. AEC does not warrant that it owns any rights to the digitized or electronic images (e.g., album cover graphics, portraits, etc.) necessary to allow licensee to use such information for any application. It shall be COMPANY's sole responsibility to identify and solicit any necessary approvals. COMPANY agrees to and does hereby indemnify AEC and MATRIX against and hold harmless from and against any and all claims, costs, damages, actions, suites and/or demands ("Claims") imposed upon or brought against COMPANY by virtue of COMPANY's use of the images. COMPANY shall defend AEC and MATRIX against any such Claims at COMPANY's cost and expense with counsel reasonably acceptable to AEC and MATRIX. AEC and MATRIX shall not be liable for any indirect, special, incidental, exemplary, consequential or other loss or damages arising out of or caused by the licensing, delivery, installation or operation of the images. The foregoing notwithstanding, AEC does not warrant that it owns any right to the album artwork or artist images or likenesses that have been electronically scanned and linked to the DATABASE.

         5.2 BY COMPANY. COMPANY warrants and represents for the benefit of AEC as follows: (i) COMPANY Responsibilities and promises herein will be rendered in accordance with all requirements identified in this Agreement;
(ii) COMPANY has all rights, licenses and authorizations required to enter into and perform this Agreement, and the performance by COMPANY of its obligations pursuant to this Agreement will not violate any United States federal, state or municipal laws, rules, regulations or ordinances or the provisions of any agreement to which COMPANY is a party or by which COMPANY is bound; (iii) all orders for Products conveyed to AEC shall be accurately conveyed to AEC including, as to each order, all information in the form provided by any Customer; and (iv) COMPANY has the all necessary rights to sell Products to Customers. Without limiting any of the terms of this Agreement, COMPANY expressly agrees that it will not, during the terms of this Agreement, or at any time

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT
WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***

thereafter, use the DATABASES or any of its fields (records) to create, enhance or build on Other Databases or any similar databases, either for COMPANY's own use or for the use of any third party.

         5.3 SURVIVAL. The representations and warranties contained in this
Section 5 are continuous in nature and shall be deemed first given upon the execution of the Agreement and shall survive termination or expiration of this Agreement.

6.       INDEMNIFICATION.

         6.1 BY AEC. AEC shall indemnify, hold harmless and defend COMPANY and all of COMPANY's employees, officers, directors and agents from and against any and all claims, damages, losses, liabilities, suits, actions, demands, proceedings (whether legal or administrative) and expenses (including but not limited to reasonable attorneys' fees incurred, with or without suit, in arbitration or mediation, on appeal or in a bankruptcy or similar proceeding) (collectively, "Claims") threatened, asserted or filed by a third party against any of the aforesaid persons or entities to the extent that such third party Claims arise out of or relate to(i) the breach of any material warranty, representation or agreement made by AEC in this Agreement; or (ii) any grossly negligent or tortuous act, willful misconduct or willful omission by AEC; provided, however, the foregoing indemnity obligation shall be binding if, and only to the extent that, the Claim at issue does not arise out of or relate to a matter in respect of which AEC is entitled to indemnification under Section 6.2 below and provided, further that AEC shall not be liable for any errors, omissions or inaccuracies in the DATABASES, or the updates thereof unless caused by AEC's gross negligence or willful neglect. Furthermore, AEC shall not be liable for any delays or interruptions in the delivery, transmission or distribution of the DATABASES or the updates by reason of unavoidable equipment failure, communication circuit failure, power failure, Acts of God, government intervention, fire, flood, or other Acts beyond AEC's reasonable control. Any COMPANY modification of the DATABASES or any failure by COMPANY to implement any enhancements, improvements, or updates to the DATABASES as supplied by AEC shall void the indemnity under Section 6.1 of this Agreement.

         6.2 BY COMPANY. COMPANY shall indemnify, hold harmless and defend AEC and all employees, officers, directors and agents of AEC from and against any and all Claims threatened, asserted or filed by a third party against any of the aforesaid persons or entities to the extent that such third party Claims arise out of or relate to: (i) the breach of any material warranty, representation or agreement made by COMPANY in this Agreement; or (ii) any grossly negligent or tortuous act, willful misconduct or willful omission by COMPANY. The foregoing indemnity obligation shall be binding if, and only to the extent that, the Claim at issue does not arise out of or relate to a matter in respect of which COMPANY is entitled to indemnification under
Section 6.1 above.

         6.3 MANNER OF EXERCISE. Any person or entity that is entitled to be indemnified pursuant to this Section 6 ("Indemnified Party") must give prompt notice to the indemnifying party (the "Indemnifying Party") in writing of the occurrence of the Claim for which indemnity is requested and, at the option of the Indemnifying Party, the Indemnifying Party may assume the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***

handling, settlement and defense of such Claim, in which event the Indemnified Party will cooperate in all reasonable respects with the Indemnifying Part at the Indemnifying Party's expense. The Indemnifying Party shall reimburse the Indemnified Party on demand for any payment made by the Indemnified Party in respect of any Claim to which the foregoing indemnity relates which either (i) has resulted in an adverse judgment against the Indemnified Party or (ii) has been settled with the written consent of the Indemnifying Party, which it may withhold for any reason.

7.       DEFAULT AND EARLY TERMINATION.

         7.1 DEFAULT. In the event of a default (a "Default"), the non-defaulting party shall have the right to terminate this Agreement by giving notice to the other party under this Agreement and of its election to terminate this Agreement, after the non-defaulting party becomes aware of such Default, Each of the following is a Default:

         (i) The failure of either party to materially perform any of such party's obligations contained in this Agreement, which failure has not been cured within ten (10) days, in the case of a breach in any payment obligation hereunder, or thirty (30) days, in the case of a breach in any other kind of obligation hereunder, after the non-breaching party provides notice to the breaching party describing the breach(es) in reasonable detail. The failure of AEC to meet any of its Performance Standards contained in Section 2.2.2 above (which Performance Standard has been measured and averaged over a calendar month) shall not be deemed material unless AEC shall fail to meet such Performance Standard by a margin greater than fifteen percentage points (15%) in any month.

         (ii) Notwithstanding anything to the contrary in Section 7.1(i), the failure of AEC to meet any of its Performance Standards (which Performance Standard has been measured and averaged over a calendar month) shall not be deemed material during any "Surge Month" (as hereinafter defined), except as provided in this Section 7.1(ii). A "Surge Month" shall be deemed to have occurred when the average daily order volume for any calendar month (measured by the number of discrete orders placed, not the total number of Products ordered) (the "Average Daily Order Volume") exceeds the average of the previous two (2) calendar months Average Daily Order Volume by at least twenty-five percent (25%). If in any Surge Month AEC shall fail to meet any of its Performance Standards by a margin greater than twenty percentage points (20%), then AEC shall be in Default.

         (iii) The occurrence of any of the following: (a) any party admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors; (b) any affirmative act of insolvency by any party filing by any party of any petition or action under any bankruptcy, reorganization, insolvency, arrangement, liquidation, dissolution or moratorium law, or any other similar law or laws for the benefit of, or relating to, debtors; (c) the filing, by any third party, against any party of any petition or action of the type described in clause
(b) above, which has not been either controverted by such party within fifteen (15) days after its receipt of the service of process dating to such filing, or stayed or dismissed within thirty (30) days after the time of such receipt; (d) the subjection of a material part of any party's property to

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT
WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***

any levy, seizure, assignment or sale for or by any creditor, third party or governmental agency, provided that such levy, seizure, assignment or sale has not been stayed, discharged or reversed within thirty (30) days after the date of issuance of the order or decree which authorized the same; or (e) the issuance of any injunction enjoining either party from performing any of its material obligations hereunder, which injunction has not been stayed, discharged or reversed within thirty (30) days after the date of issuance of the order or decree which authorized the same.

         7.2 EFFECT OF DEFAULT. If there is a Default, the parties have all rights and remedies provided in this Agreement in addition to those rights and remedies it may have under law or equity, subject to Section 8 hereof.

8.       LIMITATION OF LIABILITY.

NEITHER OF THE PARTIES HERETO SHALL HAVE ANY LIABILITY TO THE OTHER PARTY HERETO OR TO ANY THIRD PARTY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES ARISING UNDER THE TERMS OF THIS AGREEMENT, EVEN IF ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES. The foregoing shall not be interpreted to limit any party's right to be fully indemnified to the extent provided under Section 6 for damages claimed by a third party. COMPANY acknowledges that nothing in this Agreement shall be deemed to establish a contractual or other legally recognizable relationship between AEC and a Customer, it being agreed that the services provided hereunder are for COMPANY's benefit and as agent for COMPANY. COMPANY shall be responsible for ensuring compliance with all laws and regulations governing the sale and distribution of Product as described herein.

9.       FORCE MAJEURE.

Except for obligations under Section 4 (Confidentiality) and obligations of payment, the executory obligations of the parties hereunder shall be excused to the extent, but only to the extent, delayed or prevented by Acts of God, including, without limitation, earthquake, storm, flood, fire, explosion, power failure, civil insurrection, or any other cause beyond the reasonable control of the affected party hereto and which such party could not by reasonable diligence have avoided (collectively, "Force Majeure"), provided that written notice of such Force Majeure is given by the affected party to the other within twenty (20) days of such party's becoming affected by the Force Majeure. Furthermore, in the event such notice is timely given, no failure or delay by either party in the performance of any of its obligations (other than Confidentiality obligations) as a result of a Force Majeure shall give rise to any liability to the other party for any loss, injury, delay, or other casualty suffered or incurred by such other party due to such Force Majeure. The party directly affected by a Force Majeure shall use all reasonable efforts to minimize the effects of the same. At the election of the party not directly affected by a Force Majeure, a period of time equal to the duration of any suspension of performance by the other party as a Force Majeure shall be added to the end of the then current term of this Agreement, and such term shall be accordingly extended.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***

10.      TRADEMARKS/COPYRIGHT NOTICE.

         10.1 All presentation of AEC's DATABASE information (e.g., page view, biography, album review, etc.) within the Store during the Term hereof in connection with the carrying out of this Agreement, COMPANY agrees that AEC shall be entitled to include one of its All-Music Guide trademarks and/or service marks with an associated design or logo (individually and collectively, the "AEC Marks") which shall be mutually agreed to by both parties, but subject to COMPANY's prior written approval, which Mark shall not be unreasonably withheld or delayed. Without limiting the foregoing, COMPANY agrees that the common goal with respect to AEC's Marks displayed on COMPANY's Store and on its web site, is to inform the viewer that the data viewed has been provided by All-Music Guide. The following DATABASE information will be marked with the following AMG logo and branding: Artist Biographies, Essays, and Album Reviews will be marked "AMG Biography" and "AMG Review," and "AMG Essay". After each biography and album review, the name of the author, and the term "AMG" will be listed. Ratings will be marked "AMG Ratings", relational elements such as the following will be marked as:
"AMG Roots & Influences", "AMG Similar/Related Artists", "AMG Music Maps", and "AMG Similar Albums". The acceptable forms of markings for the DATABASE information, as well as the copyright notices that must appear with the presentation of the DATABASE information, are set forth on Exhibit II - Trademark Specifications and Copyright Notices.

During the term of the Agreement, COMPANY grants AEC a limited license to use the Company Marks in promotional materials, provided that both parties have mutually approved of such materials in writing, which approval shall not be unreasonably withheld or delayed. Nothing contained in this Agreement shall be construed as an assignment or grant to AEC of any right, title or interest in or to Company Marks other than such promotional use, and in the carrying out of AEC obligations hereunder. All rights relating to the Company Marks are expressly being reserved by COMPANY, except for the limited license granted above to AEC, and all good will associated with Company Marks inures to the benefit of COMPANY.

         10.2 The COMPANY acknowledges that AEC is the sole owner of all right, title and interest in the AEC Marks but not the COMPANY Marks. Nothing contained in this Agreement shall be construed as an assignment or grant to COMPANY of any right, title or interest in or to the AEC Marks. All rights relating thereto are expressly being reserved by AEC, except for the limited licenses granted to COMPANY above, and all good will associated with the AEC Marks inures to the benefit of AEC.

         10.3 For the avoidance of doubt, nothing contained in the foregoing provisions of this Section 10 shall be construed to supersede the requirements that AEC reproduce and display such logos and any copyright notices as relate to the DATABASES. During the term of the Agreement, parties agree that the MATRIX and/or AMG logos shall appear prominently in all promotional materials prepared by either party, whether or not the AEC Marks or the Company Marks appear.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***

11.      GENERAL.

         11.1 Each party acknowledges that it has read this Agreement, understands it, and agrees to be bound by its terms. This Agreement represents the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations, statements and writings among the parties relating thereto with regard to the subject matter hereof. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by both of the parties hereto.

         11.2 This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida and the United States of America, without regard to the principles of conflicts of law. The parties hereby consent to and submit to the sole jurisdiction of a competent court located in the State of Florida. Such court shall be the sole and exclusive venue for resolution of any disputes or disagreements between the parties relating to this Agreement or the transactions contemplated hereby or otherwise arising hereunder or with respect to any breach of the terms and provisions hereof.

         11.3 Should any part of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provision shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties.

         11.4 Each of the parties hereby covenants and represents to the other that neither the execution and delivery of this Agreement nor the performance of the transactions contemplated hereby will cause a breach under, or violate provisions of, any other agreement to which it is a party or by which its assets are or may be bound. This Agreement and all obligations and rights herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         11.5 This Agreement is not intended to create any relationship other than AEC as an independent contractor performing services covered by this Agreement, and COMPANY as the party contacting with AEC for those services. No party is a partner or a legal representative of the other for any purpose whatsoever. No party is authorized to make any contract, agreement or warranty on behalf of any other party. Under no circumstance shall one party's employees be construed to be employees of any other party.

         11.6 All notices given to the parties hereunder and all statements and payments hereunder shall be addressed to the parties at the address set forth below or at such other address as shall be designated by the parties in writing from time to time:

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT
WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***

If to COMPANY:

To Name and Address
Indicated on Cover Page hereto

If to AEC:                                         with a copy to:

AEC One Stop Group, Inc.                           Alliance Entertainment Corp.
4250 Coral Ridge Drive                             4250 Coral Ridge Drive
Coral Springs, Florida 33065                       Coral Springs, Florida 33065
Attn:  Eric Weisman                                Attn:  General Counsel

All notices shall be in writing and shall be personally delivered, or served by certified mail, return receipt requested, or by overnight mail service such as Federal Express, all charges pre-paid. Except as otherwise provided herein, such notices shall be deemed given three days after mailing or delivery to an overnight mail service, all charges prepaid, except that notices of change of address shall be effective only after actual receipt thereof. The failure of the recipient to accept or receive notice given by certified mail, return receipt requested, postage pre-paid, does not affect the validity of the notice.

         11.7 The terms and provisions of this Agreement that by their sense and context are intended to survive the performance of such term or provision or of this Agreement shall so survive the completion of performance and termination of this Agreement, including without limitation the provisions of Sections 4, 5 and 6 hereof.

         11.8 Waiver by either party of a default or breach or a succession of defaults or breaches, or any failure by either party to enforce any rights hereunder, shall not be deemed to constitute a waiver of any subsequent default or breach with respect to the same or any other provision hereof, and shall not deprive such party of any right to terminate this Agreement arising by reason of any subsequent default or breach.

         11.9 The captions used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         11.10 This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which taken together shall be deemed one and the same instrument.

                        End of General Terms & Conditions


                                       15

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT
WHEREBY THE TEXT TO BE KEPT CONFIDENTIAL IS MARKED BY EITHER *** OR *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***

                                    EXHIBIT 1
                               Fulfillment Prices


                               AEC ONE STOP GROUP
              ONE STOP MAJOR LABEL AND MAJOR INDEPENDENT PRICE LIST


*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***

II.      VIDEO:

         (Pricing to be given to Company, upon request.)

N.B. If products are not on lists above, and not in AEC's regular inventory holdings, pricing shall be based on cost to AEC and mark-up consistent with creation of above price list, and general market pricing.

III.     VOLUME DISCOUNTS:

         The following discounts shall apply to sales within the indicated ranges:

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS INFORMATION ***

         For example, for annual sales of ***, the discount shall apply as follows: the first *** in sales shall not be discounted. A discount of *** shall apply to the next *** in sales. The remaining *** in sales shall be discounted by ***.

         The discount shall be calculated by AEC within 90 days after each year during the term hereof. The discount shall be applied as a credit against COMPANY's purchases in the ensuing year.






                                       16